UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2020

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 195 Montague Street, 14th Floor

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2020, SG Blocks, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which there were an aggregate of 4,354,710 shares of common stock present, in person or by proxy, representing approximately 51% of the 8,596,189 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders approved an amendment (“Amendment No. 2”) to the SG Blocks, Inc. Stock Incentive Plan (the “Stock Incentive Plan” or the “Plan”) to increase the number of shares of common stock, $0.01 par value per share (the “Common Stock”), that the Company will have authority to grant under the Plan by an additional 1,000,000 shares of Common Stock. A description of the Plan and Amendment No. 2 is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on June 25, 2020 (the “Definitive Proxy Statement”) with the Securities and Exchange Commission in the section entitled “Proposal 4—Amendment to the SG Blocks, Inc. Stock Incentive Plan,” which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 2 to the SG Blocks, Inc. Stock Incentive Plan, the form of which is included as Exhibit 10.1 hereto and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (1) elected Paul M. Galvin, Yaniv Blumenfeld, Maggie Coleman and Christopher Melton to serve as directors of the Company, until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; (2) ratified the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020; (3) approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers; and (4) approved Amendment No. 2 to the SG Blocks, Inc. Stock Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the Plan by 1,000,000 shares.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors

	For	Withheld	Broker Non-Votes
Paul M. Galvin	1,364,763	36,472	2,953,475
Yaniv Blumenfeld	1,371,437	29,798	2,953,475
Maggie Coleman	1,376,266	24,969	2,953,475
Christopher Melton	1,375,966	25,269	2,953,475

Proposal No. 2 – Ratification of the Appointment of Whitley Penn LLP

For	Against	Abstain
4,080,859	104,756	169,095

There were no broker non-votes on this proposal.

Proposal No. 3 – Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
1,057,213	312,293	31,729	2,953,475

Proposal No. 4 – Approval of Amendment to the SG Blocks, Inc. Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
987,693	407,146	6,396	2,953,475

 Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to the SG Blocks, Inc. Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 25, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG Blocks, Inc.

Dated: July 30, 2020	By:	/s/ Paul Galvin
Paul Galvin
Chairman and CEO

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